UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-7740
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: July 31
Date of reporting period: January 31, 2007
ITEM 1.REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT JANUARY 31, 2007	Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Semi-Annual Report • January 31, 2007
What’s
Inside

Fund Objective

The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.

Letter from the Chairman	I
Fund at a Glance	1
Schedule of Investments	2
Statement of Assets and Liabilities	6
Statement of Operations	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Additional Shareholder Information	19
Dividend Reinvestment Plan	20

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the six-month reporting period. Gross domestic product (“GDP”)[i] increased 5.6% in the first quarter of 2006, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, the preliminary estimate for GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”
During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. However, toward the end of the reporting period, yields again moved higher on the back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. Overall, during the six months ended January 31, 2007, two-year Treasury yields moved from 4.97% to 4.94%. Over the same period, 10-year Treasury yields fell from 4.99% to 4.83%. Looking at the six-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexiv, returned 3.65%.
Strong demand from investors seeking incremental returns, solid corporate profits and low default rates helped high yield
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      I

bonds generate positive returns during the reporting period. During the six-month period ended January 31, 2007, the Citigroup High Yield Market Index[v] returned 8.59%.
Despite some weakness toward the end of the reporting period, emerging markets debt generated strong returns, as the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 6.80%. An expanding global economy, solid domestic spending and a pause in U.S. interest rate hikes supported many emerging market countries.

Performance Review

For the six months ended January 31, 2007, Western Asset 2008 Worldwide Dollar Government Term Trust Inc. returned 3.74% based on its net asset value (“NAV”)vii and 8.15% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s unmanaged benchmark, the EMBI Global, returned 6.80%, for the same time frame. The Lipper Global Income Closed-End Funds Category Average[1] increased 4.88%. Please note that Lipper performance returns are based on each fund’s NAV per share.

During this six-month period, the Fund made distributions to shareholders totaling $1.21 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of January 31, 2007. Past performance is no guarantee of future results.

Performance Snapshot as of January 31, 2007 (unaudited)

Six-month
total return
Price per share

$10.71 (NAV)	3.74%

$10.47 (Market Price)	8.15%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares.
Special Shareholder Notice

Prior to October 9, 2006, the Fund was known as Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 13 funds in the Fund’s Lipper category.
II     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry (not directly affecting closed-end investment companies, such as this Fund) have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the open-end funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations, or whether these may affect the Fund.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.
Looking for Additional Information?

The Fund is traded under the symbol “SBG” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol “XSBGX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/InvestorServices.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,
R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
February 20, 2007
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      III

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: An investment in the Fund is subject to risks, including the possible loss of the entire principal amount that you invest. Your shares, at any point, may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. The Fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The Fund also may invest in derivatives, such as options and futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives potentially may have a large impact on the Fund’s performance. Please see the Fund’s prospectus for additional information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

vi	The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments. Countries covered are Algeria, Argentina, Brazil, Bulgaria, Chile, China, Colombia, Cote d’Ivoire, Croatia, Ecuador, Greece, Hungary, Lebanon, Malaysia, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Africa, South Korea, Thailand, Turkey and Venezuela.

vii	NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.
IV     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Fund at a Glance (unaudited)

Investment Breakdown
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      1

Schedule of Investments (January 31, 2007) (unaudited)
WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

Face
Amount	Security(a)	Value

MORTGAGE-BACKED SECURITIES — 95.3%
FHLMC — 30.0%
	Federal Home Loan Mortgage Corp. (FHLMC), Gold:
$625,958	7.000% due 10/1/17-11/1/32	$645,968
24,000,000	5.500% due 2/12/37 (b)(c)	23,625,000
90,000,000	5.000% due 3/13/37 (b)(c)	86,456,250

	Total FHLMC	110,727,218

FNMA — 27.3%
	Federal National Mortgage Association (FNMA):
28,800,000	5.000% due 2/12/37 (b)(c)	27,639,014
67,100,000	6.000% due 2/12/37 (b)(c)	67,351,625
5,900,000	6.500% due 3/13/37 (b)(c)	5,997,716

	Total FNMA	100,988,355

GNMA — 38.0%
	Government National Mortgage Association (GNMA):
40,000,000	5.000% due 2/20/37 (b)(c)	38,368,000
94,900,000	6.000% due 2/20/37 (b)(c)	95,819,391
6,100,000	6.500% due 2/20/37 (b)(c)	6,241,063

	Total GNMA	140,428,454

	TOTAL MORTGAGE-BACKED SECURITIES
	(Cost — $346,554,703)	352,144,027

COLLATERALIZED MORTGAGE OBLIGATIONS (d) — 5.5%
	Federal Home Loan Mortgage Corp. (FHLMC):
845,574	Series 2591, Class LI, PAC-1 IO, 5.500% due 4/15/21	6,143
12,740,310	Series 2591, Class PI, PAC-1 IO, 5.500% due 2/15/30	1,779,782
6,885,429	Series 2594, Class IO, PAC IO, 5.000% due 3/15/14	219,538
7,888,130	Series 2595, Class WT, PAC IO, 5.500% due 9/15/22	212,395
11,172,371	Series 2603, Class LI, PAC-1 IO, 5.500% due 9/15/28	1,208,681
6,822,699	Series 2617, Class IB, PAC IO, 4.500% due 8/15/12	174,818
5,497,906	Series 2617, Class IE, PAC IO, 4.500% due 5/15/15	550,420
9,859,090	Series 2638, Class DI, PAC IO, 5.000% due 5/15/23	1,694,232
2,878,519	Series 2639, Class UI, PAC-1 IO, 5.000% due 3/15/22	488,490
10,777,359	Series 2645, Class IW, PAC IO, 5.000% due 7/15/26	875,855
2,086,199	Series 2687, Class IA, PAC IO, 5.500% due 9/15/22	50,838
3,683,469	Series 2742, Class IL, PAC IO, 5.000% due 9/15/12	77,297
	Federal National Mortgage Association (FNMA):
2,843,871	Series 2003-090, Class UC, IO, 5.500% due 8/25/22	48,712
13,334,353	Series 2003-122, Class IB, IO, 5.000% due 5/25/16	622,301
10,061,555	Series 2004-31, Class IC, IO, 4.500% due 1/25/14	512,332
15,844,862	Series 352, Class 2, IO, 5.500% due 7/1/34	3,867,750

See Notes to Financial Statements.
2     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Face
Amount	Security(a)	Value

	Strip:
$17,782,151	Series 332, Class 2, IO, 6.000% due 3/1/33	$4,230,165
14,722,983	Series 337, Class 2, IO, 5.000% due 7/1/33	3,505,471
1,774,812	Government National Mortgage Association (GNMA), Series 2003-12, Class IN, PAC, IO, 5.500% due 2/16/28	65,871

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
	(Cost — $16,776,225)	20,191,091

CORPORATE BONDS & NOTES — 2.5%
Capital Markets — 1.4%
4,950,000	Credit Suisse First Boston Brazil (Bahamas) Ltd., 5.850% due 11/24/08	4,983,165

Oil, Gas & Consumable Fuels — 1.1%
4,320,000	Pemex Project Funding Master Trust, 5.750% due 12/15/15	4,217,400

Road & Rail — 0.0%
50,000	Grupo Transportacion Ferroviaria Mexicana SA de CV, Senior Notes, 12.500% due 6/15/12	54,250

	TOTAL CORPORATE BONDS & NOTES
	(Cost — $9,022,077)	9,254,815

MUNICIPAL BONDS — 9.4%
Pennsylvania — 1.3%
	Westmoreland County, PA, GO, Refunding, Series G, FGIC-Insured:
2,665,000	Zero coupon bond to yield 3.845% due 6/1/08	2,535,641
2,515,000	Zero coupon bond to yield 3.904% due 12/1/08	2,347,828

	Total Pennsylvania	4,883,469

Texas — 8.1%
11,200,000	Austin, TX, Utility Systems Revenue, Refunding, Series A, Prior Lien, MBIA-Insured, zero coupon bond to yield 3.901% due 11/15/08	10,466,064
	Edinburg, TX, Consolidated ISD, GO, Refunding School Building, PSFG-Insured:
1,845,000	Zero coupon bond to yield 3.823% due 2/15/08	1,774,336
2,705,000	Zero coupon bond to yield 3.938% due 2/15/09	2,500,394
5,470,000	Harris County, TX, GO, Series A, FGIC-Insured, zero coupon bond to yield 3.873% due 8/15/08	5,160,945
10,535,000	Texas State Public Finance Authority, Capital Appreciation Refunding, MBIA-Insured, zero coupon bond to yield 3.810% due 2/1/08	10,147,523

	Total Texas	30,049,262

	TOTAL MUNICIPAL BONDS
	(Cost — $34,426,407)	34,932,731

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      3

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Face
Amount	Security(a)	Value

SOVEREIGN BONDS — 23.8%
Argentina — 1.3%
	Republic of Argentina:
$3,160,728	Discount Notes, 8.280% due 12/31/33 (e)	$3,634,047
8,252,769	GDP Linked Securities, 0.000% due 12/15/35 (f)	1,131,868

	Total Argentina	4,765,915

Brazil — 2.3%
	Federative Republic of Brazil:
5,980,000	11.000% due 8/17/40	7,868,185
519,000	Collective Action Securities, Notes, 8.000% due 1/15/18	573,495

	Total Brazil	8,441,680

Colombia — 2.6%
	Republic of Colombia:
6,500,000	10.000% due 1/23/12	7,605,000
605,000	11.750% due 2/25/20	873,620
1,050,000	7.375% due 9/18/37	1,115,100

	Total Colombia	9,593,720

Mexico — 1.8%
	United Mexican States, Medium-Term Notes, Series A:
3,953,000	6.375% due 1/16/13	4,111,120
2,200,000	7.500% due 4/8/33	2,556,400

	Total Mexico	6,667,520

Panama — 2.2%
6,375,000	Republic of Panama, 9.375% due 4/1/29	8,375,156

Peru — 1.4%
5,092,000	Republic of Peru, PDI, 5.000% due 3/7/17 (f)	5,076,724

Poland — 9.0%
	Republic of Poland:
16,380,000	Par Bonds, 4.000% due 10/27/24	14,930,370
19,000,000	Series RSTA, 4.750% due 10/27/24	18,202,000

	Total Poland	33,132,370

Russia — 3.2%
	Russian Federation:
1,800,000	11.000% due 7/24/18 (g)	2,565,000
8,280,000	5.000% due 3/31/30 (g)	9,216,675

	Total Russia	11,781,675

	TOTAL SOVEREIGN BONDS
	(Cost — $77,026,093)	87,834,760

See Notes to Financial Statements.
4     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Schedule of Investments (January 31, 2007) (unaudited) (continued)

Warrants	Security(a)	Value

WARRANT — 3.0%
328,650	Bolivarian Republic of Venezuela, Oil-linked payment obligations, Expires 4/15/20 (Cost — $0)	$11,174,100

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $483,805,505)	515,531,524
Face Amount

SHORT-TERM INVESTMENTS — 57.0%
U.S. Government Agency — 0.6%
$2,200,000	Federal National Mortgage Association (FNMA), Discount Notes, 5.197% due 6/25/07 (h)(i) (Cost — $2,156,000)	2,155,428

Repurchase Agreement — 56.4%
208,409,000	Nomura Securities International Inc. repurchase agreement dated 1/31/07, 5.240% due 2/1/07; Proceeds at maturity — $208,439,335; (Fully collateralized by U.S. government agency obligation, 6.000% due 5/15/11; Market value — $212,577,816) (Cost — $208,409,000)	208,409,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $210,565,000)	210,564,428

	TOTAL INVESTMENTS — 196.5% (Cost — $694,370,505#)	726,095,952
	Liabilities in Excess of Other Assets — (96.5)%	(356,615,850)

	TOTAL NET ASSETS — 100.0%	$369,480,102

(a)	All or a portion of this security is segregated for TBA’s, mortgage dollar rolls, reverse repurchase agreements and open futures contracts.

(b)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(c)	All or a portion of this security was acquired under a mortgage dollar roll agreement (See Notes 1 and 3).

(d)	Illiquid security.

(e)	All or a portion of this security is held by the counterparty as collateral for to open reverse repurchase agreements.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at January 31, 2007.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(h)	Rate shown represents yield-to-maturity.

(i)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.
  Abbreviations used in this schedule:

FGIC	— Financial Guaranty Insurance Company
GDP	— Gross Domestic Product
GO	— General Obligation
IO	— Interest Only
ISD	— Independent School District
MBIA	— Municipal Bond Investors Assurance Corporation
PAC	— Planned Amortization Class
PDI	— Past Due Interest
PSFG	— Permanent School Fund Guaranty
RSTA	— Revolving Short-Term Agreement
STRIP	— Separate Trading of Registered Interest and Principal

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      5

Statement of Assets and Liabilities (January 31, 2007) (unaudited)

ASSETS:
Investments, at value (Cost — $485,961,505)	$517,686,952
Repurchase agreement, at value (Cost — $208,409,000)	208,409,000
Cash	152
Receivable for securities sold	150,725,098
Interest receivable	2,133,225
Prepaid expenses	4,396

Total Assets	878,958,823

LIABILITIES:
Payable for securities purchased	505,117,969
Payable for open reverse repurchase agreement	3,182,760
Payable to broker — variation margin on open futures contracts	748,497
Investment management fee payable	233,935
Deferred dollar roll income	75,685
Directors’ fees payable	22,331
Accrued expenses	97,544

Total Liabilities	509,478,721

Total Net Assets	$369,480,102

NET ASSETS:
Par value ($0.001 par value; 34,510,639 shares issued and outstanding; 200,000,000 shares authorized)	$34,511
Paid-in capital in excess of par value	318,104,655
Undistributed net investment income	18,811,585
Accumulated net realized loss on investments and futures contracts	(457,982)
Net unrealized appreciation on investments and futures contracts	32,987,333

Total Net Assets	$369,480,102

Shares Outstanding	34,510,639

Net Asset Value	$10.71

See Notes to Financial Statements.
6     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Statement of Operations (For the six months ended January 31, 2007) (unaudited)

INVESTMENT INCOME:
Interest	$12,590,678
Dividends	985,950

Total Investment Income	13,576,628

EXPENSES:
Investment management fee (Note 2)	1,470,566
Directors’ fees	47,464
Shareholder reports	44,952
Audit and tax	29,544
Legal fees	24,048
Transfer agent fees	18,928
Custody fees	14,658
Stock exchange listing fees	14,246
Insurance	5,254
Miscellaneous expenses	8,664

Total Expenses	1,678,324

Net Investment Income	11,898,304

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTES 1 AND 3):
Net Realized Gain (Loss) From:
Investment transactions	3,561,403
Futures contracts	(5,181,493)

Net Realized Loss	(1,620,090)

Change in Net Unrealized Appreciation/ Depreciation From:
Investments	1,275,782
Futures contracts	2,738,862

Change in Net Unrealized Appreciation/Depreciation	4,014,644

Net Gain on Investments and Futures Contracts	2,394,554

Increase in Net Assets From Operations	$14,292,858

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      7

Statements of Changes in Net Assets

For the six months ended January 31, 2007 (unaudited)
and the year ended July 31, 2006

	2007	2006

OPERATIONS:
Net investment income	$11,898,304	$26,233,493
Net realized gain (loss)	(1,620,090)	36,590,642
Change in net unrealized appreciation/depreciation	4,014,644	(35,336,066)

Increase in Net Assets From Operations	14,292,858	27,488,069

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 1):
Net investment income	(7,951,251)	(22,930,933)
Net realized gains	(33,882,545)	(3,504,217)

Decrease in Net Assets From Distributions to Shareholders	(41,833,796)	(26,435,150)

Increase (Decrease) in Net Assets	(27,540,938)	1,052,919
NET ASSETS:
Beginning of period	397,021,040	395,968,121

End of period*	$369,480,102	$397,021,040

* Includes undistributed net investment income of:	$18,811,585	$14,864,532

See Notes to Financial Statements.
8     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Financial Highlights
For a share of common stock outstanding throughout each year ended July 31, unless otherwise noted:

	2007(1)		2006		2005		2004		2003	2002

Net Asset Value, Beginning of Period	$11.50		$11.47		$10.58		$10.19		$9.06	$9.55

Income (Loss) From Operations:
Net investment income	0.35		0.78		0.76		0.73		0.72	0.91
Net realized and unrealized gain (loss)	0.07		0.02		1.01		0.54		1.29	(0.39)

Total Income From Operations	0.42		0.80		1.77		1.27		2.01	0.52

Less Distributions From:
Net investment income	(0.23)		(0.67)		(0.66)		(0.73)		(0.88)	(1.01)
Net realized gains	(0.98)		(0.10)		(0.22)		(0.15)		—	—

Total Distributions	(1.21)		(0.77)		(0.88)		(0.88)		(0.88)	(1.01)

Net Asset Value, End of Period	$10.71		$11.50		$11.47		$10.58		$10.19	$9.06

Market Price, End of Period	$10.47		$10.81		$11.22		$11.01		$10.41	$10.18

Total Return, Based on NAV(2)(3)	3.74%		7.16%		17.28%		12.75%		22.74%	5.43%

Total Return, Based on Market Price(3)	8.15%		3.40%		10.15%		14.50%		11.10%	14.66%

Net Assets, End of Period (millions)	$369		$397		$396		$365		$352	$313

Ratios to Average Net Assets:
Gross expenses	0.85	% (4)	0.85%		0.86%		0.87%		0.89%	0.85%
Net expenses	0.85	% (4)	0.84	% (5)	0.86%		0.87%		0.89%	0.85%
Net investment income	5.99	% (4)	6.60%		6.83%		6.84%		7.17%	9.44%
Portfolio turnover rate	107	% (6)	553	% (6)	102	% (6)	62	% (6)	24%	23%
Total mortgage dollar rolls outstanding, end of period (millions)	$354		$381		$320		$290		$357	$240

(1)	For the six months ended January 31, 2007 (unaudited).

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

(4)	Annualized.

(5)	Reflects fee waivers and/or expense reimbursements.

(6)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 548% for the six months ended January 31, 2007 and 1,167%, 580% and 613% for the years ended July 31, 2006, 2005 and 2004, respectively.

See Notes to Financial Statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      9

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. (the “Fund”) (formerly known as Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.) (the “Fund”) was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the “1940 Act”). The investment objective of the Fund is to manage a portfolio of fixed income securities so as to return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Fund’s investment objective will be achieved.
   The Fund seeks to achieve its investment objective by investing substantially all (at least 90%) of its net assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Fund invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Fund’s investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Fund’s investment in such securities increases the risk that the Fund will return less than $10 per share in the year 2008. In addition, the Fund’s investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the bid and asked prices as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
10     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund’s custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price (including accrued interest). The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings, which may create leverage risk to the Fund.
   (d) Financial Futures Contracts. The Fund may enter into financial futures contracts typically to hedge a portion of the portfolio. Upon entering into a financial futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuation in the value of the underlying financial instruments. In the case of long financial futures contracts, additional securities are also segregated up to the current market value of the contract. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts.
   The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.
   (e) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      11

Notes to Financial Statements (unaudited) (continued)
These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.
   (f) Mortgage Dollar Rolls. The Fund enters into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by a fee paid by the counterparty, often in the form of a drop in the repurchase price of the securities. Mortgage dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the mortgage dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.
   The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the mortgage dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.
   (g) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity. The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.
   (h) Credit and Market Risk. The Fund invests in high yield and emerging market instruments that are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.
12     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   (i) Other Risks. Consistent with its objective to seek high current income, the Fund may invest in instruments whose values and interest rates are linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which instruments are indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.
   (j) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (k) Distributions to Shareholders. Distributions from net investment income for the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (l) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.
   (m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
   Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      13

Notes to Financial Statements (unaudited) (continued)
LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason.
   Under the investment management agreement, the Fund pays an investment management fee payable monthly and calculated at an aggregate annual rate of 0.75% of the Fund’s average weekly net assets up to $250 million and 0.725% of the Fund’s average weekly net assets in excess of $250 million.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser, as applicable, the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.
   Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments
During the six months ended January 31, 2007, the aggregate cost of purchases and proceeds from sales of investments and U.S. Government & Agency Obligations (excluding short-term investments and mortgage dollar rolls) were as follows:

		U.S. Government &
	Investments	Agency Obligations

Purchases	$11,857,288	$622,920,011

Sales	12,585,435	660,469,476

   At January 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$32,845,673
Gross unrealized depreciation	(1,120,226)

Net unrealized appreciation	$31,725,447

   At January 31, 2007, the Fund had the following open futures contracts:

					Unrealized
	Number of	Expiration	Basis	Market	Gain
Contracts to Buy:	Contracts	Date	Value	Value	(Loss)

U.S. Treasury 5 Year Notes	1,240	3/07	$130,457,708	$129,618,750	$(838,958)

Contracts to Sell:
U.S. Treasury 10 Year Notes	2,247	3/07	241,968,094	239,867,250	2,100,844

Net Unrealized Gain on Open Futures Contracts					$1,261,886

14     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   Transactions in reverse repurchase agreements for the Fund during the six months ended January 31, 2007 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance	Interest Rate	Outstanding

$3,182,760	0.000%	$3,182,760

   At January 31, 2007, the Fund had the following open reverse repurchase agreement:

Face
Amount	Security	Value

$3,182,760	Reverse Repurchase Agreement with Credit Suisse First Boston, dated 1/26/07 bearing 0.000% to be repurchased at $3,182,760 on 2/26/07, collateralized by: $2,700,000 (original face) Republic of Argentina, 8.280% due 12/31/33;
	Market value (including accrued interest) — $3,657,773
	(Proceeds — $3,182,760)	$3,182,760

   The average monthly balance of mortgage dollar rolls outstanding for the Fund for the six months ended January 31, 2007 was approximately $423,772,647. For the six months ended January 31, 2007, the Fund recorded interest income of $890,546 related to such mortgage dollar rolls. At January 31, 2007, the Fund had outstanding mortgage dollar rolls with a total cost of $345,901,470. Counterparties with mortgage dollar rolls outstanding in excess of 10% of total net assets at January 31, 2007 included Banc of America LLC ($228,608,371), Bank of New York ($113,337,891) and Washington Mutual ($38,806,250).
   At January 31, 2007, the Fund held TBA securities with a total cost of $345,901,470.

4.	Distributions Subsequent to January 31, 2007
On November 17, 2006, the Board of Directors (“Board”) of the Fund declared a distribution in the amount of $0.0630 per common share payable on February 23, 2007 to shareholders of record on February 16, 2007.
   On March 1, 2007, the Board declared distributions of $0.0630 per common share per month payable on March 30, 2007, April 27, 2007 and May 25, 2007 to shareholders of record on March 23, 2007, April 20, 2007 and May 18, 2007, respectively.

5.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against Smith Barney Fund Management LLC (“SBFM”) and Citigroup Global Markets Inc. (“CGM”) relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      15

Notes to Financial Statements (unaudited) (continued)
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for approval by the SEC. At this time, there is no certainty as to how the proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also requires that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provides that a portion of such fees may be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the Affected Funds.
   The order required SBFM to recommend a new transfer agent contract to the Affected Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a
16     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Affected Funds.
   This Fund is not one of the Affected Funds and therefore did not implement the transfer agent arrangement described above and therefore will not receive any portion of the distributions.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

6.	Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management LLC (“SBAM”) that the staff is considering recommending that the SEC institute administrative proceedings against SBAM for alleged violations of Sections 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection undertaken by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

7.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be August 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report      17

Notes to Financial Statements (unaudited) (continued)
***
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
18     Western Asset 2008 Worldwide Dollar Government Term Trust Inc. 2007 Semi-Annual Report

Additional Shareholder Information (unaudited)
Result of Annual Meeting of Shareholders
The Annual Meeting of Shareholders of the Fund was held on November 16, 2006, for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:
Election of Directors

Nominees:	Votes For	Votes Withheld

Carol L. Colman	29,263,869	1,679,002
Daniel P. Cronin	29,292,880	1,649,990
At January 31, 2007, in addition to Carol L. Colman and Daniel P. Cronin, the other Directors of the Fund were as follows:
Leslie H. Gelb
R. Jay Gerken
William R. Hutchinson
Dr. Riordan Roelt
Jeswald W. Salacuse
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.      19

Dividend Reinvestment Plan (unaudited)
Pursuant to certain rules of the SEC, the following additional disclosure is provided.
   Pursuant to the Fund’s Dividend Reinvestment Plan (the “Plan”), stockholders may elect to have all distributions, including returns of capital, if any, automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in Fund shares pursuant to the Plan. Each registered stockholder will receive from the Fund, as soon as practicable, an authorization card to be signed and returned if the stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholders as representing the total amount registered in such stockholders’ names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.
   The Plan Agent serves as agent for the stockholders in administering the Plan. After the Fund declares a distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Fund will not issue any new shares in connection with the Plan.
   The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder’s proxy will include those shares purchased pursuant to the Plan.
   There is no charge to participants for reinvesting distributions. The Plan Agent’s fees for the reinvestment of distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.
   The reinvestment of distributions under the Plan will not relieve participants of any federal income tax that may be payable on such distributions.
   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund and the Plan Agent reserve the right to terminate the Plan as applied to any distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 59 Maiden Lane, New York New York 10038.
20     Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset
2008 Worldwide Dollar
Government Term Trust Inc.

DIRECTORS
Carol L. Colman Daniel P. Cronin Paolo M. Cucchi Leslie H. Gelb R. Jay Gerken, CFA Chairman William R. Hutchinson Riordan Roett Jeswald W. Salacuse

OFFICERS
R. Jay Gerken, CFA
President and
Chief Executive Officer

Frances M. Guggino
Chief Financial Officer
and Treasurer

Ted P. Becker
Chief Compliance Officer

Robert I. Frenkel
Secretary and
Chief Legal Officer

WESTERN ASSET 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.
125 Broad Street 10th Floor, MF-2 New York, New York 10004

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISER
Western Asset Management Company

CUSTODIAN
State Street Bank & Trust Company 225 Franklin Street Boston, Massachusetts 02110

TRANSFER AGENT
American Stock Transfer & Trust Company 59 Maiden Lane New York, New York 10038

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue New York, New York 10154

LEGAL COUNSEL
Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017-3909

NEW YORK STOCK EXCHANGE SYMBOL
SBG

This report is transmitted to the shareholders of Western Asset 2008 Worldwide Dollar Government Term Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock Transfer
& Trust Company
59 Maiden Lane
New York, New York 10038

WAS04024 1/07 SR07-287

Western Asset
2008 Worldwide Dollar
Government Term Trust Inc.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
     Not Applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
     Not Applicable
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
     Not Applicable
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
     Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
     Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management (“CAM”), a group of investment adviser affiliates of Citigroup, Inc. (“Citigroup”). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the “Policies”) to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.
In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.
In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.
In furtherance of the Manager’s goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM’s and the Manager’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.
CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.
If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
     Not Applicable
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
     None.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
     Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
     (a) (1) Not applicable.
     Exhibit 99.CODE ETH
     (a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
     Exhibit 99.CERT
     (b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
     Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 5, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 5, 2007

By:	/s/ Frances M. Guggino
(Frances M. Guggino)
Chief Financial Officer
Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Date:	April 5, 2007